Exhibit 99.(g)(1)(b)

SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Custody Agreement dated September 17, 2018, by and between such trusts and The Bank of New York Mellon.

June 25, 2025

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco AI and Next Gen Software ETF
3.	Invesco Biotechnology & Genome ETF
4.	Invesco Bloomberg Analyst Rating Improvers ETF
5.	Invesco Bloomberg MVP Multi-factor ETF
6.	Invesco Building & Construction ETF
7.	Invesco BuyBack Achievers™ ETF
8.	Invesco Dividend Achievers™ ETF
9.	Invesco Dow Jones Industrial Average Dividend ETF
10.	Invesco Dorsey Wright Basic Materials Momentum ETF
11.	Invesco Dorsey Wright Consumer Cyclicals Momentum ETF
12.	Invesco Dorsey Wright Consumer Staples Momentum ETF
13.	Invesco Dorsey Wright Energy Momentum ETF
14.	Invesco Dorsey Wright Financial Momentum ETF
15.	Invesco Dorsey Wright Healthcare Momentum ETF
16.	Invesco Dorsey Wright Industrials Momentum ETF
17.	Invesco Dorsey Wright Momentum ETF
18.	Invesco Dorsey Wright Technology Momentum ETF
19.	Invesco Dorsey Wright Utilities Momentum ETF
20.	Invesco Energy Exploration & Production ETF
21.	Invesco Food & Beverage ETF
22.	Invesco Financial Preferred ETF
23.	Invesco FTSE RAFI US 1000 ETF
24.	Invesco FTSE RAFI US 1500 Small-Mid ETF
25.	Invesco Global Listed Private Equity ETF
26.	Invesco Golden Dragon China ETF
27.	Invesco High Yield Equity Dividend Achievers™ ETF
28.	Invesco International Dividend Achievers™ ETF
29.	Invesco Large Cap Growth ETF
30.	Invesco Large Cap Value ETF
31.	Invesco Leisure and Entertainment ETF
32.	Invesco MSCI Sustainable Future ETF
33.	Invesco NASDAQ Internet ETF
34.	Invesco Next Gen Connectivity ETF
35.	Invesco Next Gen Media and Gaming ETF
36.	Invesco Oil & Gas Services ETF
37.	Invesco Pharmaceuticals ETF
38.	Invesco S&P 100 Equal Weight ETF
39.	Invesco S&P 500 BuyWrite ETF
40.	Invesco S&P 500® Equal Weight Communication Services ETF

41.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF
42.	Invesco S&P 500® Equal Weight Consumer Staples ETF
43.	Invesco S&P 500® Equal Weight Energy ETF
44.	Invesco S&P 500® Equal Weight ETF
45.	Invesco S&P 500® Equal Weight Financials ETF
46.	Invesco S&P 500® Equal Weight Health Care ETF
47.	Invesco S&P 500® Equal Weight Industrials ETF
48.	Invesco S&P 500® Equal Weight Materials ETF
49.	Invesco S&P 500® Equal Weight Real Estate ETF
50.	Invesco S&P 500® Equal Weight Technology ETF
51.	Invesco S&P 500® Equal Weight Utilities ETF
52.	Invesco S&P 500 GARP ETF
53.	Invesco S&P 500® Pure Growth ETF
54.	Invesco S&P 500® Pure Value ETF
55.	Invesco S&P 500® Quality ETF
56.	Invesco S&P 500® Top 50 ETF
57.	Invesco S&P 500 Value with Momentum ETF
58.	Invesco S&P MidCap 400® GARP ETF
59.	Invesco S&P MidCap 400® Pure Growth ETF
60.	Invesco S&P MidCap 400® Pure Value ETF
61.	Invesco S&P MidCap Momentum ETF
62.	Invesco S&P MidCap Quality ETF
63.	Invesco S&P MidCap Value with Momentum ETF
64.	Invesco S&P SmallCap 600® Pure Growth ETF
65.	Invesco S&P SmallCap 600® Pure Value ETF
66.	Invesco S&P SmallCap Momentum ETF
67.	Invesco S&P SmallCap Value with Momentum ETF
68.	Invesco S&P Spin-Off ETF
69.	Invesco Semiconductors ETF
70.	Invesco Water Resources ETF
71.	Invesco WilderHill Clean Energy ETF
72.	Invesco Zacks Mid-Cap ETF
73.	Invesco Zacks Multi-Asset Income ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 0-5 Yr US TIPS ETF
2.	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF
3.	Invesco Alerian Galaxy Crypto Economy ETF
4.	Invesco California AMT-Free Municipal Bond ETF
5.	Invesco CEF Income Composite ETF
6.	Invesco China Technology ETF
7.	Invesco Dorsey Wright Developed Markets Momentum ETF
8.	Invesco Dorsey Wright Emerging Markets Momentum ETF
9.	Invesco Dorsey Wright SmallCap Momentum ETF
10.	Invesco Emerging Markets Sovereign Debt ETF
11.	Invesco Equal Weight 0-30 Year Treasury ETF
12.	Invesco ESG NASDAQ 100 ETF
13.	Invesco ESG NASDAQ Next Gen 100 ETF
14.	Invesco ESG S&P 500 Equal Weight ETF
15.	Invesco Floating Rate Municipal Income ETF
16.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

17.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
18.	Invesco FTSE RAFI Emerging Markets ETF
19.	Invesco Fundamental High Yield® Corporate Bond ETF
20.	Invesco Fundamental Investment Grade Corporate Bond ETF
21.	Invesco Global Clean Energy ETF
22.	Invesco Global ex-US High Yield Corporate Bond ETF
23.	Invesco Global Water ETF
24.	Invesco International BuyBack AchieversTM ETF
25.	Invesco International Corporate Bond ETF
26.	Invesco KBW Bank ETF
27.	Invesco KBW High Dividend Yield Financial ETF
28.	Invesco KBW Premium Yield Equity REIT ETF
29.	Invesco KBW Property & Casualty Insurance ETF
30.	Invesco KBW Regional Banking ETF
31.	Invesco MSCI Global Climate 500 ETF
32.	Invesco MSCI Global Timber ETF
33.	Invesco MSCI Green Building ETF
34.	Invesco MSCI North America Climate ETF
35.	Invesco MSCI USA ETF
36.	Invesco NASDAQ 100 ETF
37.	Invesco Nasdaq Biotechnology ETF
38.	Invesco Nasdaq Free Cash Flow Achievers ETF
39.	Invesco NASDAQ Next Gen 100 ETF
40.	Invesco NASDAQ Future Gen 200 ETF
41.	Invesco National AMT-Free Municipal Bond ETF
42.	Invesco New York AMT-Free Municipal Bond ETF
43.	Invesco PHLX Semiconductor ETF
44.	Invesco Preferred ETF
45.	Invesco QQQ Low Volatility ETF
46.	Invesco Russell 1000 Equal Weight ETF
47.	Invesco S&P 500 Enhanced Value ETF
48.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF
49.	Invesco S&P 500® High Beta ETF
50.	Invesco S&P 500 High Dividend Growers ETF
51.	Invesco S&P 500 High Dividend Low Volatility ETF
52.	Invesco S&P 500® Low Volatility ETF
53.	Invesco S&P 500 Minimum Variance ETF
54.	Invesco S&P 500 Momentum ETF
55.	Invesco S&P 500 QVM Multi-factor ETF
56.	Invesco S&P 500 Revenue ETF
57.	Invesco S&P Emerging Markets Low Volatility ETF
58.	Invesco S&P Emerging Markets Momentum ETF
59.	Invesco S&P Global Water Index ETF
60.	Invesco S&P International Developed Low Volatility ETF
61.	Invesco S&P International Developed Momentum ETF
62.	Invesco S&P International Developed Quality ETF
63.	Invesco S&P MidCap 400 QVM Multi-factor ETF
64.	Invesco S&P MidCap 400 Revenue ETF
65.	Invesco S&P MidCap Low Volatility ETF
66.	Invesco S&P SmallCap 600® GARP ETF
67.	Invesco S&P SmallCap 600 QVM Multi-factor ETF
68.	Invesco S&P SmallCap 600 Revenue ETF
69.	Invesco S&P SmallCap Consumer Discretionary ETF
70.	Invesco S&P SmallCap Consumer Staples ETF
71.	Invesco S&P SmallCap Energy ETF
72.	Invesco S&P SmallCap Financials ETF

73.	Invesco S&P SmallCap Health Care ETF
74.	Invesco S&P SmallCap High Dividend Low Volatility ETF
75.	Invesco S&P SmallCap Industrials ETF
76.	Invesco S&P SmallCap Information Technology ETF
77.	Invesco S&P SmallCap Low Volatility ETF
78.	Invesco S&P SmallCap Materials ETF
79.	Invesco S&P SmallCap Quality ETF
80.	Invesco S&P SmallCap Utilities & Communication Services ETF
81.	Invesco S&P Ultra Dividend Revenue ETF
82.	Invesco Senior Loan ETF
83.	Invesco Short Term Treasury ETF
84.	Invesco Solar ETF
85.	Invesco Taxable Municipal Bond ETF
86.	Invesco Variable Rate Preferred ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco AAA CLO Floating Rate Note ETF
2.	Invesco Active U.S. Real Estate ETF
3.	Invesco Comstock Contrarian Equity ETF
4.	Invesco Core Fixed Income ETF
5.	Invesco Global Equity Net Zero ETF
6.	Invesco High Yield Bond Factor ETF
7.	Invesco High Yield Select ETF
8.	Invesco Intermediate Municipal ETF
9.	Invesco International Growth Focus ETF
10.	Invesco Managed Futures Strategy ETF
11.	Invesco MSCI EAFE Income Advantage ETF
12.	Invesco QQQ Hedged Advantage ETF
13.	Invesco QQQ Income Advantage ETF
14.	Invesco Real Assets ESG ETF
15.	Invesco Rochester High Yield Municipal ETF
16.	Invesco S&P 500® Downside Hedged ETF
17.	Invesco S&P 500 Equal Weight Income Advantage ETF
18.	Invesco Short Duration Total Return Bond ETF
19.	Invesco SteelPath MLP & Energy Infrastructure ETF
20.	Invesco Top QQQ ETF
21.	Invesco Total Return Bond ETF
22.	Invesco Ultra Short Duration ETF
23.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
3.	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2025 Corporate Bond ETF
2.	Invesco BulletShares 2025 High Yield Corporate Bond ETF
3.	Invesco BulletShares 2025 Municipal Bond ETF
4.	Invesco BulletShares 2026 Corporate Bond ETF
5.	Invesco BulletShares 2026 High Yield Corporate Bond ETF
6.	Invesco BulletShares 2026 Municipal Bond ETF
7.	Invesco BulletShares 2027 Corporate Bond ETF
8.	Invesco BulletShares 2027 High Yield Corporate Bond ETF
9.	Invesco BulletShares 2027 Municipal Bond ETF
10.	Invesco BulletShares 2028 Corporate Bond ETF

11.	Invesco BulletShares 2028 High Yield Corporate Bond ETF
12.	Invesco BulletShares 2028 Municipal Bond ETF
13.	Invesco BulletShares 2029 Corporate Bond ETF
14.	Invesco BulletShares 2029 High Yield Corporate Bond ETF
15.	Invesco BulletShares 2029 Municipal Bond ETF
16.	Invesco BulletShares 2030 Corporate Bond ETF
17.	Invesco BulletShares 2030 High Yield Corporate Bond ETF
18.	Invesco BulletShares 2030 Municipal Bond ETF
19.	Invesco BulletShares 2031 Corporate Bond ETF
20.	Invesco BulletShares 2031 High Yield Corporate Bond ETF
21.	Invesco BulletShares 2031 Municipal Bond ETF
22.	Invesco BulletShares 2032 Corporate Bond ETF
23.	Invesco BulletShares 2032 High Yield Corporate Bond ETF
24.	Invesco BulletShares 2032 Municipal Bond ETF
25.	Invesco BulletShares 2033 Corporate Bond ETF
26.	Invesco BulletShares 2033 High Yield Corporate Bond ETF
27.	Invesco BulletShares 2033 Municipal Bond ETF
28.	Invesco BulletShares 2034 Corporate Bond ETF
29.	Invesco BulletShares 2034 Municipal Bond ETF
30.	Invesco BulletShares 2035 Corporate Bond ETF
31.	Invesco Bloomberg Pricing Power ETF
32.	Invesco International Developed Dynamic Multifactor ETF
33.	Invesco Investment Grade Defensive ETF
34.	Invesco RAFI™ Strategic US ETF
35.	Invesco Russell 1000® Dynamic Multifactor ETF
36.	Invesco Russell 2000® Dynamic Multifactor ETF

[Signature page follows]

THE BANK OF NEW YORK MELLON		INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Gerard Connors	By:	/s/ Brian Hartigan
(signature)		(signature)

Gerard Connors		Brian Hartigan
(name)		(name)

Vice President		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST		INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)

Brian Hartigan		Brian Hartigan
(name)		(name)

President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST II		INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)

Brian Hartigan		Brian Hartigan
(name)		(name)

President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE- TRADED FUND TRUST

By:	/s/ Brian Hartigan
(signature)

Brian Hartigan
(name)

President & Principal Executive Officer
(title)